UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ARMOUR Residential REIT, Inc.

 (Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ARMOUR RESIDENTIAL REIT, INC.

3001 Ocean Drive

Suite 201

Vero Beach, Florida  32963

Telephone:  (772) 617-4340

June 17, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 annual meeting of stockholders of ARMOUR Residential REIT, Inc. We will hold the meeting on Monday, July 18, 2011, at 12:30 P.M. (EDT) at the Boston Marriott Quincy, 1000 Marriott Drive, Quincy, Massachusetts  02169. We hope that you will be able to attend.

Your vote is very important to us. Whether or not you plan to attend the annual meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please vote your shares as soon as possible. Stockholders may vote in person at the annual meeting or by completing and returning a proxy card. Submitting a vote before the annual meeting will not preclude you from voting in person at the annual meeting should you decide to attend. In addition, this proxy statement, the notice of annual meeting, the proxy card and our 2010 annual report will be mailed or made accessible via the Internet on the Company's website at http://www.armourreit.com on or about June 17, 2011.

On behalf of our Board of Directors, I extend our appreciation for your continued support.

Sincerely,

Scott J. Ulm

Co-Chief Executive Officer and Vice Chairman

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON JULY 18, 2011	1

ADMISSION TO THE 2011 ANNUAL MEETING	2

PROXY STATEMENT	2

PROPOSAL 1 RE-ELECTION OF DIRECTORS	5

INFORMATION ABOUT ARMOUR'S EXECUTIVE OFFICERS	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	10

EXECUTIVE COMPENSATION	12

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	12

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	13

AUDIT COMMITTEE REPORT	13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	14

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO ARMOUR'S 2009 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 250,000 TO 2,000,000 SHARES	15

PROPOSAL 3 - RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS	17

STOCKHOLDER PROPOSAL DEADLINE	18

OTHER MATTERS	18

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS ON JULY 18, 2011

The annual meeting of stockholders of ARMOUR Residential REIT, Inc. will be held on Monday, July 18, 2011, at 12:30 P.M. (EDT) at the Boston Marriott Quincy, 1000 Marriott Drive, Quincy, Massachusetts  02169 for the purpose of considering and acting on the following proposals:

(1)

To re-elect nine (9) directors to ARMOUR's Board of Directors for the ensuing year;

(2)

To approve an amendment to ARMOUR's 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock issuable thereunder from 250,000 to 2,000,000 shares;

(3)

To ratify the appointment of EisnerAmper LLP ("EisnerAmper") as ARMOUR's independent registered certified public accountants for the fiscal year 2011; and

(4)

To transact any other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Only holders of ARMOUR's common stock of record at the close of business on June 17, 2011, the record date and time fixed by ARMOUR's Board of Directors, are entitled to notice of and to vote at the annual meeting. Additional information regarding the proposals to be acted on at the annual meeting can be found in the accompanying proxy statement.

By Order of the Board of Directors,

Scott J. Ulm

Co-Chief Executive Officer and Vice Chairman

June 17, 2011

ADMISSION TO THE 2011 ANNUAL MEETING

An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the annual meeting.  Only stockholders who own common stock as of the close of business on June 17, 2011 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership.

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If your shares are registered in your name, an admission ticket will be held for you at the check-in area at the annual meeting.

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If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned common stock on June 17, 2011.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ARMOUR Residential REIT, Inc. (“Board” or “Board of Directors”) for the annual meeting to be held on Monday, July 18, 2011, at 12:30 p.m. (EDT).  In this proxy statement, except where the context suggests otherwise, references to “we”, “us”, “ARMOUR” or the “Company” are to ARMOUR Residential REIT, Inc.

Questions and Answers About Voting Your Common Shares

Why did I receive this Proxy Statement?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting on July 18, 2011. This proxy statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”).

Who is entitled to vote?	Each holder of record of ARMOUR common stock on June 17, 2011, the record date for the annual meeting, is entitled to attend and vote at the annual meeting.

How many votes do I have?

Every holder of a share of common stock on the record date will be entitled to one vote per share for each director to be elected at the annual meeting and to one vote per share on each other matter presented at the annual meeting. On June 17, 2011, the record date for the annual meeting, there were 69,381,201 shares of common stock outstanding and entitled to vote at the annual meeting.

What proposals are being presented at the annual meeting?	ARMOUR intends to present proposals numbered one, two and three for stockholder consideration and voting at the annual meeting. These proposals are for:

1. Re-election of nine (9) members of ARMOUR's Board of Directors; and

2. Approval of an amendment to ARMOUR's 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 250,000 to 2,000,000 shares.

3. Appointment of EisnerAmper as ARMOUR's independent registered public accounting firm.

Other than the matters set forth in this proxy statement and matters incident to the conduct of the annual meeting, we do not know of any business or proposals to be considered at the annual meeting.  If any other business is proposed and properly presented at the annual meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matter in their discretion.

How do I attend the annual Meeting?

All stockholders are invited to attend the annual meeting.  An admission ticket (or other proof of share ownership) and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the annual meeting. Only stockholders who own common stock as of the close of business on June 17, 2011 and invited guests will be entitled to attend the meeting. An admission ticket will serve as verification of your ownership. Registration will begin at 11:30 a.m. (EDT) and the annual meeting will begin at 12:30 p.m. (EDT).

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If your ARMOUR shares are registered in your name and you received or accessed your proxy materials electronically over the Internet, click the appropriate box on the electronic proxy card or follow the telephone instructions when prompted and an admission ticket will be held for you at the check-in area at the annual meeting.

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If you received your proxy materials by mail and voted by completing your proxy card and checked the box indicating that you plan to attend the meeting, an admission ticket will be held for you at the check-in area at the annual meeting.

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If you received your proxy materials by mail and did not vote because you did not complete the proxy card, an admission ticket will be held for you at the check-in area at the annual meeting.

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If your ARMOUR shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned our common stock on June 17, 2011. You should report to the check-in area for admission to the annual meeting.

What is a proxy?

A “proxy” allows someone else (the “proxy holder”) to vote your shares on your behalf. Our Board of Directors is asking you to allow either of the following persons to vote your shares at the annual meeting:  Jeffrey J. Zimmer and Scott J. Ulm.

How do I vote?	If your ARMOUR shares are registered in your name, you may vote your shares in person at the annual meeting or by proxy.
If you have received your proxy materials by mail, you may vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope.

Even if you plan to be present at the annual meeting, we encourage you to vote your common stock by proxy. Stockholders of record who attend the meeting may vote their common stock in person, even though they have sent in proxies.

If you hold your common stock in an account with a bank or broker (i.e. in “street name”), you may vote by following the instructions on the voting instruction card provided to you by your bank or broker.

May I change or revoke my vote?	Yes. You may change your vote in one of several ways at any time before your proxy is exercised:

• Submit another proxy card (or voting instruction card) with a date later than your previously delivered proxy card (or voting instruction card);

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Notify Jeffrey J. Zimmer or Scott J. Ulm in writing before the annual meeting that you are revoking your proxy or, if you hold your shares in “street name,” follow the instructions on the voting instruction card; or

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If you are a holder of record, or a beneficial owner with a proxy from the holder of record, vote in person at the annual meeting.

What is a quorum?

A quorum is necessary to hold a valid meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business.

What vote is required in order to approve each proposal?

For Proposal 1, the affirmative vote of the holders of common stock having a plurality of the votes cast by stockholders present in person or represented by proxy at the annual meeting is required. For Proposals 2 and 3, the affirmative vote of the holders of common stock having a majority of the votes cast on such proposal at the annual meeting is required.

Pursuant to Maryland law (i) shares of common stock which are represented by “broker non-votes” (i.e., common stock held by brokers which are represented at the annual meeting but with respect to which the broker is not empowered to vote on a particular proposal) and (ii) shares which abstain from voting on any matter, are not included in the determination of the common stock voting on such matter, but are counted for quorum purposes.

PROPOSAL 1

RE-ELECTION OF DIRECTORS

Director Nominees

ARMOUR’s Board of Directors is currently comprised of nine (9) members. The nine (9) nominees are listed below. All nine nominees are presently directors of ARMOUR and have served since the completion of ARMOUR's merger with Enterprise Acquisition Corp. in November 2009.

If instructed, the persons named on the accompanying proxy card will vote for the election of the nominees named below to serve for the ensuing year and until their successors are elected and qualified. If any nominee for director shall become unavailable (which management has no reason to believe will be the case), it is intended that the shares represented by the enclosed proxy card will be voted for any such replacement or substitute nominee as may be nominated by our Board of Directors.

Director Nominees	Age	Director Since	Current Positions

Scott J. Ulm	52	2009	Co-Chief Executive Officer, Vice Chairman, Chief Investment Officer and Head of Risk Management
Jeffrey J. Zimmer	53	2009	Co-Chief Executive Officer, Vice Chairman, President and Chief Financial Officer
Daniel C. Staton	57	2009	Chairman
Marc H. Bell	42	2009	Director
Thomas K. Guba	60	2009	Independent Director
John P. Hollihan, III	60	2009	Independent Director
Stewart J. Paperin	62	2009	Independent Director
Jordan Zimmerman	54	2009	Independent Director
Robert C. Hain	57	2009	Independent Director

The following is a brief biographical statement for each director nominee:

Scott J. Ulm has been the Co-Chief Executive Officer, Vice Chairman, Chief Investment Officer and Head of Risk Management of ARMOUR since November 2009.  Mr. Ulm has served as Co-Chief Executive Officer of ARMOUR Residential Management, LLC, or ARRM, since March 2008. Mr. Ulm has 23 years of structured finance and debt capital markets experience, including mortgage-backed securities.  Mr. Ulm has advised numerous U.S., European, and Asian financial institutions and corporations on balance sheet and capital raising matters. From 2005 to 2009, Mr. Ulm was Chief Executive Officer of Litchfield Capital Holdings.  From 1986 to 2005, he held a variety of senior positions at Credit Suisse both in New York and London, including Global Head of Asset-Backed Securities, Head of United States and European Debt Capital Markets and the Global Co-Head of Collateralized Debt Obligations, both cash and synthetic.  While at Credit Suisse, Mr. Ulm was responsible for the underwriting and execution of more than $100 billion of mortgage and asset-backed securities.  At Credit Suisse, he was a member of the Fixed Income Operating Committee and the European Investment Banking Operating Committee.  Mr. Ulm holds a B.A. summa cum laude from Amherst College, an M.B.A. from Yale School of Management and a J.D. from Yale Law School.

As a result of Mr. Ulm’s 24 years of experience in structured finance and debt capital markets, including mortgage-backed securities, he is able to provide valuable business, leadership, and management advice to our board of directors in many critical areas.

Jeffrey J. Zimmer has been the Co-Chief Executive Officer, Vice Chairman, President and Chief Financial Officer of ARMOUR since November 2009.  Mr. Zimmer has served as Co-Chief Executive Officer of ARRM since March 2008. Mr. Zimmer has significant experience in the mortgage-backed securities market over a 25 year period. From September 2003 through March 2008, he was the co-founder and Chief Executive Officer of Bimini Capital Management, Inc., or Bimini, a publicly traded REIT which in 2005 managed over $4.0 billion of agency mortgage assets and approximately $4.0 billion in short term repurchase liabilities, as well as $100.0 million on long term debt.  Subsequent to Bimini’s purchase of an ALT-A mortgage origination platform in late 2005, Bimini decreased the agency mortgage portfolio to finance the origination business.  At the end of 2005, 2006 and 2007 agency assets under management were approximately $3.8 billion, $3.0 billion and $972 million respectively.  As of March 31, 2008, agency assets under management were approximately $602 million.  From 1990 to 2003, he was a managing Director at RBS/Greenwich Capital in the Mortgage-Backed and Asset-Backed Department where he held various positions that included working closely with some of the nation's largest mortgage banks, hedge funds, and investment management firms on various mortgage-backed securities investments.  Mr. Zimmer was employed at Drexel Burnham Lambert in the institutional mortgage-backed sales area from 1984 until 1990.  He received his M.B.A. in finance from Babson College and a B.A. in economics and speech communication from Denison University.

As a result of Mr. Zimmer’s 25 years of experience in the mortgage-backed securities market, including serving as president and chief executive officer of a publicly-traded REIT, he is able to provide valuable business, leadership, and management advice to our board of directors in many critical areas.

Daniel C. Staton was the President, CEO and Director of Enterprise from its inception until its merger with ARMOUR and has been the Non-Executive Chairman of ARMOUR since November 2009.  Mr. Staton has more than 10 years of experience sourcing private equity and venture capital investments.  Since 2003, he has been Managing Director of the private equity firm Staton Capital LLC, and has also served as the Chairman of the Board of FriendFinder Networks Inc. (NASDAQ: FFN), a leading internet-based social networking and multimedia entertainment company, since 2004. Between 1997 and 2007, Mr. Staton was President of The Walnut Group, a private investment firm, where he served as initial investor and Director of Build-A-Bear Workshop, initial investor in Deal$:  Nothing Over a Dollar (until its sale to Supervalu Inc.), and Director of Skylight Financial.  Prior to The Walnut Group, Mr. Staton was General Manager and Partner of Duke Associates from 1981 until its IPO in 1993, and then served as Chief Operating Officer and Director of Duke Realty Investments, Inc. (NYSE: DRE) until 1997.  Mr. Staton also served as Chairman of the Board of Storage Realty Trust from 1997 to 1999, when he led its merger with Public Storage (NYSE: PSA), where he continues to serve as a Director.  Mr. Staton supplements his professional network by co-producing and investing in numerous Broadway musicals as well as with relationships with not-for-profit organizations.  Mr. Staton majored in Finance at the University of Missouri and holds a B.S. degree in Specialized Business from Ohio University and a B.S. degree in Business (Management) from California Coast University.

Mr. Staton has extensive experience serving on the boards of directors of private and public companies and sourcing private equity and venture capital investments and brings significant corporate governance expertise to our board of directors.

Marc H. Bell was the Chairman of the Board of Directors and Treasurer of Enterprise from its inception until its merger with ARMOUR and has been a director of ARMOUR since November 2009.  Mr. Bell has served as Managing Director of Marc Bell Capital Partners LLC, an investment firm which invests in media and entertainment ventures, real estate, and distressed assets, since 2003, and has also served as the President and Chief Executive Officer of FriendFinder Networks Inc. (NASDAQ: FFN), a leading internet-based social networking and multimedia entertainment company, since 2004.  Previously, Mr. Bell was the founder and President of Globix Corporation, a full-service commercial Internet Service Provider with data centers and a private network with over 20,000 miles of fiber spanning the globe.  Mr. Bell served as Chairman of the Board of Globix Corporation from 1998 to 2002 and Chief Executive Officer from 1998 to 2001.  Mr. Bell was also a member of the Board of Directors of EDGAR Online, Inc. (NASDAQ: EDGR), an Internet-based provider of filings made by public companies with the SEC, from 1998 to 2000.  Mr. Bell has also been a co-producer of Broadway musicals, and serves as a member of the Board of Trustees of New York University and New York University School of Medicine.  Mr. Bell holds a B.S. degree in Accounting from Babson College and an M.S. degree in Real Estate Development from New York University.

Mr. Bell's past experience as managing director of an investment firm, as well as serving on our board of directors of several public companies, allows him to provide valuable business, leadership, and management advice to our board of directors in many critical areas.

Thomas K. Guba has been a director of ARMOUR since November 2009 and has been the senior executive or head trader of various Wall Street mortgage and government departments in his 34 years in the securities business.  From 2002 through 2008, Mr. Guba was President and Principal of the Winter Group, a fully integrated mortgage platform and money management firm.  He was Managing Director of Structured Product Sales at Credit Suisse First Boston from 2000 to 2002, Managing Director and Department Manager of Mortgages and U.S. Treasuries at Donaldson Lufkin Jenrette, which was subsequently purchased by Credit Suisse First Boston from 1994 to 2000, Executive Vice President and Head of Global Fixed Income at Smith Barney from 1993 to 1994, Managing Director of the Mortgage and U.S. Treasuries Department at Mabon Securities from 1990 to 1993, Senior Vice President and Mortgage Department Manager at Drexel Burnham Lambert from 1984 to 1990, Senior Vice President and Head Mortgage Trader at Paine Webber from 1977 to 1984, and a trader of mortgaged backed securities at Bache & Co. from 1975 to 1977.  Mr. Guba was also a Second Lieutenant, Military Police Corps, in the United States Army from 1972 to 1974.  Mr. Guba holds a B.A. in political science from Cornell University and a M.B.A. in finance from New York University.

Mr. Guba's past experience on Wall Street allows him to provide valuable insights and advice to our board of directors, particularly as it pertains to the capital markets.

John “Jack” P. Hollihan, III has been a director of ARMOUR since November 2009 and has over 25 years of investment banking and investment experience.  Mr. Hollihan has served as the lead independent director of City Financial Investment Company Limited (London) since 2005 and Executive Chairman of Litchfield Capital Holdings (Connecticut).  From 2000 to 2002, Mr. Hollihan was the Head of European Industry Investment Banking for Banc of America Securities (“BAS”), where he was a member of the BAS European Capital Committee and Board, and where he had responsibility for a loan book of $8 billion.  Prior to that, from 1986 to 2000, Mr. Hollihan was Head of Global Project and Asset Based Finance and Leasing at Morgan Stanley and was a member of the Morgan Stanley International Investment Banking Operating Committee.  In that capacity, he managed $45 billion in asset based and structured financings and leasing arrangements. He is a former trustee of American Financial Realty Trust (NYSE: AFR).  Mr. Hollihan holds B.S. (Wharton) and B.A. degrees from the University of Pennsylvania, and a J.D. from the University of Virginia School of Law.

Mr. Hollihan's 25 years of investment banking and investment experience provide valuable insights and advice to our board of directors, particularly as it pertains to the capital markets.

Stewart J. Paperin has been a director of ARMOUR since November 2009 and served as a member of Enterprise Board of Directors from its inception to its business combination with ARMOUR.  Mr. Paperin has served as Executive Vice President of the Soros Foundation, a worldwide private philanthropic foundation, since 1996, where he oversees financial, administrative and economic development activities.  From 1996 to July 2005, Mr. Paperin served as a Senior Advisor and portfolio manager for Soros Fund Management LLC, a financial services company, and since July 2005 has served as a consultant to Soros Fund Management LLC. From 1996 to 2007, Mr. Paperin served as a Director of Penn Octane Corporation (NASDAQ: POCC), a company engaged in the purchase, transportation and sale of liquefied petroleum gas.  Prior to joining the Soros organizations, Mr. Paperin served as President of Brooke Group International, an investment firm concentrated on the former Soviet Union, from 1990 to 1993, and as Senior Vice President and Chief Financial Officer of Western Union Corporation, a provider of money transfer and message services which was controlled by Brooke Group, from 1989 to 1991.  Prior to Western Union Corporation, Mr. Paperin served as Chief Financial Officer of Timeplex Corporation, a telecommunications equipment provider, from 1986 to 1989 and of Datapoint Corporation, a computer equipment manufacturer, from 1985 to 1986. Prior to Datapoint Corporation, Mr. Paperin served as a financial officer of Pepsico Corporation from 1980 to 1985 and as a management consultant at Cresap McCormick & Paget from 1975 to 1980.  Mr. Paperin also served as a member of the Board of Directors of Community Bankers Acquisition Corp., a blank check company formed to acquire an operating business in the banking industry (NYSE Amex: BTC).  Mr. Paperin holds a B.A. degree and an M.S. degree from the State University of New York at Binghamton. He is a member of the Council for Foreign Relations and was awarded an honorary Doctor of Humane Letters by the State University of New York.

Mr. Paperin's pertinent experience, qualifications, attributes and skills include financial literacy and expertise, and allows him to provide significant expertise in accounting and financial matters and in analyzing and evaluating financial statements.

Jordan Zimmerman has been a director of ARMOUR since November 2009 and has served as a member of Enterprise Board of Directors from its inception to its business combination with ARMOUR.  Mr. Zimmerman is Founder and Chairman of Zimmerman Advertising, the 15th largest advertising agency in the country, with published annual billings in excess of $2 billion. Since its founding in 1984, Mr. Zimmerman led his agency from its origin as a regional automotive advertising agency into a national retail firm, with more than 1,000 associates and 22 offices, serving clients in virtually every retail sector, including: fast food, sports, real estate, spirits, furniture, financial services, office supply retailers, travel and retail discounters.  Zimmerman Advertising clients include: HH Gregg, Longs Drugs, Crocs, Six Flags, Miami Dolphins, Papa John's, Fris Vodka, AutoNation, Nissan, Lennar Homes, ShopKo, Value City, Mattress Firm, Vitamin Shoppe, Wickes Furniture, S&K Men's Warehouse and Office Depot. In 1999, Mr. Zimmerman sold Zimmerman Advertising to Omnicom, a leading global marketing and corporate communications company and a premier holding company for such top advertising agencies as BBDO, DDB, TBWA Chiat and others.  Mr. Zimmerman was recognized as the University of South Florida Alumni Entrepreneur of the Year in 1991. In 2004, he was one of ten people honored with South Florida Business Journal's Diamond Award.  Most recently, South Florida CEO Magazine honored Mr. Zimmerman as their “One Hundred Most Powerful People in South Florida.”  Mr. Zimmerman has supported and led many local and national nonprofit organizations and charities, including: Make a Wish Foundation, Crohn's and Colitis Foundation and Songs for Love.  He is a member of the Board for Take Stock in Children, Pine Crest School of Boca Raton and the Cleveland Clinic Florida.  Mr. Zimmerman is also a co-owner of the Florida Panthers, an NHL hockey team. Mr. Zimmerman holds an M.B.A. degree from the University of South Florida.

Mr. Zimmerman has extensive experience serving on the boards of directors of private and public companies, which allows him to provide valuable business, leadership, and management advice to our board of directors in many critical areas.

Robert C. Hain has been a director of ARMOUR since November 2009, has been Chairman of City Financial Investment Company Limited since 2006 and a member of Shadbolt Partners LLP since 2005, both companies of which are engaged in asset management in the United Kingdom and Europe.  City Financial and its affiliates acquire, rejuvenate and grow mutual fund and similar investment management businesses, and provide strategic advice to a select group of owners of investment management firms.  Previously, Mr. Hain was Chief Executive Officer of Invesco Perpetual, a prominent British asset manager, from 2002 to 2004, and Chief Executive Officer of Invesco Trimark, a Canadian mutual fund company, from 1998 to 2002.  Mr. Hain was a member of the Executive Management Committee of Amvescap Plc (now Invesco Ltd), from 1998 to 2005.  Mr. Hain's career in financial services includes senior executive positions in marketing, private banking and retail financial services in North America and Europe, and has comprised major acquisitions, integrations, and product and service delivery innovations that altered the competitive landscape.  In addition, Mr. Hain has served on the boards and committees of financial services, business, arts, health and social services organizations at the national and local levels in Toronto, Zurich, Winnipeg, Halifax and London.  He holds degrees from the University of Toronto (Innis College) and the University of Oxford (Merton College).

Mr. Hain's extensive experience managing investments allows him to provide our board of directors with valuable knowledge regarding markets and investment opportunities.

The election of each director will require the affirmative vote of the holders of common stock having a plurality of the votes cast by stockholders present in person or represented by proxy at the annual meeting.

Recommendation of the Board of Directors

ARMOUR's Board of Directors unanimously recommends a vote “FOR” each of the nine nominees for director.

INFORMATION ABOUT ARMOUR'S EXECUTIVE OFFICERS

The following is a list of individuals serving as executive officers of ARMOUR as of the date of this proxy statement. All executive officers are elected annually and serve at the discretion of our Board of Directors or Co-Chief Executive Officers.

Name	Age	Position

Scott J. Ulm	52	Co-Chief Executive Officer, Chief Investment Officer and Head of Risk Management

Jeffrey J. Zimmer	53	Co-Chief Executive Officer, President and Chief Financial Officer

Please refer to the biographical information for Mr. Ulm and Mr. Zimmer listed above in the “Director Nominees” section.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 17, 2011 by:

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each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

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each of our officers and directors; and

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all of our officers and directors as a group.

As of June 17, 2011, we had 69,381,201 shares of common stock issued and outstanding.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Approximate Percentage of Outstanding Common Stock (3)

Scott J. Ulm	162,314 (4)	*
Jeffrey J. Zimmer	57,514 (5)	*
Daniel C. Staton (6)	3,469,178 (6)	4.77%
Marc H. Bell (6)	3,469,178 (6)	4.77%
John P. Hollihan, III	10,476 (7)	*
Thomas K. Guba	125,376 (7)	*
Stewart J. Paperin	10,376 (7)	*
Jordan Zimmerman	188 (7)	*
Robert C. Hain	376 (7)	*
All directors and executive officers as a group (9 individuals)	7,305,164	9.61%

5% Holders

Brian Taylor (8)	5,036,672 (8)	6.77%

*less than 1%

(1)   Unless otherwise noted, the business address of each of the following is 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963.

(2)   Includes shares of common stock which the person has the right to acquire within 60 days of June 17, 2011.

(3)   ARMOUR’s warrants contain an issuance limitation prohibiting the holder of such warrants from exercising the warrants to the extent that such exercise would result in beneficial ownership by such holder of more than 9.8% of the common stock then issued and outstanding (the “9.8% Blocker”).

(4)   Includes 50,000 warrants, each exercisable for one share of common stock, 1,862 shares of phantom stock that vested on March 31, 2011 and 3,657 shares of phantom stock that vest on June 30, 2011.

(5)   Includes 50,000 warrants, each exercisable for one share of common stock, 1,320 shares of phantom stock that vested on March 31, 2011 and 3,657 shares of phantom stock that vest on June 30, 2011.

(6)   Includes 188 shares of phantom stock that vest on June 30, 2011 and 3,318,652 shares of common stock which may be issued upon exercise of warrants.

(7)   Includes 188 phantom shares that vest on June 30, 2011.

(8)   Brian Taylor (“Mr. Taylor”) holds 5,036,672 warrants. Each warrant entitles the holder to purchase one share of common stock from the Issuer at an exercise price of $11.00 per share. Mr. Taylor is the sole member of Pine River Capital Management LLC, a Delaware limited liability company, which is the general partner of Pine River Capital Management L.P., a Delaware limited partnership (“Pine River”). Mr. Taylor is also director of Nisswa Acquisition Master Fund Ltd., a Cayman Islands corporation (“Nisswa 1”), and Nisswa Fixed Income Master Fund Ltd., a Cayman Islands corporation (“Nisswa 2”).  The business address of Mr. Taylor is 601 Carlson Parkway, Suite 330, Minnetonka, Minnesota  55305.

THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER
CORPORATE GOVERNANCE INFORMATION

Independence of Directors

We adhere to the rules of the NYSE in determining whether a director is independent.  The NYSE requires that a majority of our Board of Directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of our Board of Directors, would interfere with the director's exercise of independent judgment in carrying out the responsibilities of a director.  Consistent with these considerations, our Board of Directors has affirmatively determined that Messrs. Guba, Hollihan, Paperin, Zimmerman and Hain are independent directors.

Role of the Board of Directors; Risk Management

Our Board of Directors plays an active role in overseeing management and representing the interests of stockholders.  Management, which is responsible for day-to-day risk management, conducts a risk assessment of our business annually.  The risk assessment process is global in nature and has been developed to identify and assess our risks, including the nature of the risk, as well as to identify steps to mitigate and manage each risk.  Oversight responsibility for each risk is allocated among the full Board of Directors and its committees, and specific Board of Directors and committee agendas are developed accordingly.

Board Meetings

During the year ended December 31, 2010, our Board of Directors held seven meetings. Each of our directors attended at least 75% of the meetings of the Board of Directors and of the Board's committees on which they served during 2010.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee and adopted charters for each of these committees.  Each of these committees have three directors and is composed exclusively of independent directors, as defined by the listing standards of the NYSE.  Moreover, the compensation committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code ("Code"), qualify as outside directors for purposes of Section 162(m) of the Code.

Audit Committee Information

The members of our audit committee are Mr. Paperin, Mr. Hollihan and Mr. Hain, with Mr. Paperin serving as chairman.  The audit committee is responsible for engaging independent certified public accountants, preparing audit committee reports, reviewing with the independent certified public accountants the plans and results of the audit engagement, approving professional services provided by the independent certified public accountants, reviewing the independence of the independent certified public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. A copy of the audit committee charter is available on ARMOUR's website at http://www.armourreit.com/.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under NYSE listing standards.  The definition of “financially literate” generally means being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

In addition, a listed company must certify to the exchange that the committee will have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual's financial sophistication.  Our Board of Directors has determined that Mr. Paperin satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

The compensation committee consists of Mr. Hollihan, Mr. Paperin and Mr. Guba.  Mr. Hollihan chairs our compensation committee. The principal functions of the compensation committee are to:

•

evaluate the performance of our officers,

•

review any compensation payable to our directors and officers;

•

evaluate the performance of our manager, ARMOUR Residential Management, LLC, ("ARRM");

•

review the compensation and fees payable to ARRM under the management agreement;

•

prepare compensation committee reports; and

•

administer the issuance of any common stock or other equity awards issued to personnel of ARRM who provide services to us.

A copy of the compensation committee charter is available on ARMOUR's website at http://www.armourreit.com/.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Hain, Mr. Zimmerman and Mr. Guba.  Mr. Hain chairs our nominating and corporate governance committee.  The nominating and corporate governance committee is responsible for seeking, considering and recommending to the board qualified candidates for election as directors and will approve and recommend to our full Board of Directors the appointment of each of our executive officers.  It also will periodically prepare and submit to our Board of Directors for adoption the committee's selection criteria for director nominees.  It will review and make recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and will annually recommend to the Board nominees for each committee of the Board. In addition, the committee will annually facilitate the assessment of the Boards' performance as a whole and of the individual directors and report thereon to our Board of Directors. A copy of the nominating and corporate governance committee charter is available on ARMOUR's website at http://www.armourreit.com/.

Director Compensation

Following completion of our business combination with Enterprise, each of our directors waived their right to receive fees or restricted stock for fiscal year ended 2009.  From January 1, 2010 through December 21, 2010, independent directors were paid $1,500 for each meeting attended.  Due to our equity capital raise completed on December 22, 2010, our equity capital exceeded $100 million and we began paying an annual director’s fee of $50,000 to each of our independent directors who are not our officers or employees, payable, at the director’s choice, either all in cash or half in cash and half in shares of restricted stock.  On December 22, 2010, we also began paying an annual fee of $25,000 to the chair of our audit committee, payable, at the director’s choice of all in cash or half in cash and half in shares of restricted stock. Fees to the directors made by the issuance of shares will be based on the value of such shares of common stock at the date of issuance.  All members of our Board are reimbursed for their costs and expenses of serving on the Board, including costs and expenses of attending all meetings of our Board and our committees.  For the year ended December 31, 2010, fees were prorated and each director was paid for nine days of compensation for the period of December 22, 2010 through December 31, 2010 under our new compensation system.  No equity-based compensation was paid to our directors in 2010.  However, in 2011 we began paying equity-based compensation to our directors.  During the first three months of 2011, each of our independent directors was granted 3,750 shares of phantom stock, 188 shares of which vest on the last day of each fiscal quarter commencing on March 31, 2011 and ending on December 31, 2015.

Audit Committee Pre-Approvals of Audit, Audit-Related, Tax and Permissible Non-Audit Services

The audit committee periodically approves the provision of various audit, audit-related, tax and other services by EisnerAmper.  The audit committee plans to continue to review and pre-approve such services as appropriate.

All of the services provided by EisnerAmper in 2010 were approved by our audit committee pursuant to these procedures.  Our audit committee will continue to review and pre-approve such services as appropriate.

EXECUTIVE COMPENSATION

We are managed by ARRM pursuant to the management agreement between us. We do not have any employees whom we compensate directly with salaries or other compensation. Our executive officers are officers of, and hold an ownership interest in, ARRM, and are compensated by ARRM for their services to us.  No equity-based compensation was paid to our executive officers in 2010.  However, in 2011 we began paying equity-based compensation to our executive officers.  During the first three months of 2011, Messrs. Ulm and Zimmer, our Co-Chief Executive Officers, were each granted 73,125 shares of phantom stock, 3,750 shares of which vest on the last day of each fiscal quarter commencing on March 31, 2011 and ending on December 31, 2015.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Management Agreement

On November 5, 2009, in connection with the consummation of our business combination, we entered into a management agreement with ARRM, which requires ARRM to manage our business affairs in conformity with certain restrictions contained in the management agreement, including any material operating policies adopted by us.

Pursuant to the terms of the management agreement, ARRM is responsible for (i) advising us with respect to, arrange for, and manage the acquisition, financing, management and disposition of, our investments, (ii) evaluating the duration risk and prepayment risk of our investments and arranging borrowing and hedging strategies, and (iii) coordinating our capital raising activities.  In conducting these activities, ARRM advises us on the formulation of, and implementation of, our operating strategies and policies, arranges our acquisition of assets, monitors the performance of our assets, arranges for various types of financing and hedging strategies, and provides administrative and managerial services in connection with our day-to-day operations, as may be required from time to time for management of our assets.  In addition, ARRM provides us with executive personnel along with administrative personnel, office space, and other appropriate services required in rendering ARRM’s management services to us.

We rely on the facilities and resources of ARRM to conduct our operations.  Costs and expenses incurred by ARRM on behalf of us or our subsidiaries are reimbursed to ARRM in cash on a monthly basis.  Costs and expense reimbursement to ARRM are subject to adjustment at the end of each calendar year in connection with our annual audit.

On November 6, 2009, we entered into an amended and restated management agreement with ARRM for the sole purpose of reducing the monthly management fee to 1/12th of 1% of gross equity raised (including initial gross merger equity as well as any future gross equity raised) until gross equity raised was $50 million, inclusive of gross merger equity. Thereafter, the monthly management fee would be 1/12th of (a) 1.5% of gross equity raised up to $1 billion and (b) 0.75% of gross equity raised in excess of $1 billion, with a monthly minimum based on 1/12th of $900,000 (inclusive of the original gross merger equity). We are also obligated to reimburse certain expenses incurred by ARRM and its affiliates. ARRM is further entitled to receive a termination fee from us under certain circumstances.

Due to our equity capital raise completed on December 22, 2010, our gross equity capital (inclusive of gross merger equity) exceeded $50 million and we began paying ARRM a monthly management fee in an amount equal to the sum of (a) 1.5% of all the “gross equity raised”, which means an amount in dollars calculated as of the date of determination that is equal to (i) our initial equity capital following the consummation of the merger, plus (ii) equity capital raised in public or private issuances of our equity securities (calculated before underwriting fees and distribution expenses, if any), less (iii) capital returned to our stockholders, as adjusted to exclude (iv) one-time charges pursuant to changes in GAAP and certain non-cash charges after discussion between ARRM and the Board and approved by a majority of the Board, until gross equity raised reaches $1 billion and (b) 0.75% of the gross equity raised in excess of $1 billion, divided by twelve, calculated and payable monthly in arrears. The monthly management fee shall never be less than 1/12th of $900,000, unless ARRM determines it will accept less than that amount. Payment of the management fee will not be affected by impairment to assets acquired. We will not pay ARRM any incentive fees.

ARRM uses the proceeds from its management fee in part to pay compensation to its officers and personnel who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.

We may not terminate the management agreement during its initial five-year term, except for cause.  After the initial term, if we terminate the management agreement without cause, we will be obligated to pay ARRM a termination fee equal to three (3) times the fees paid to ARRM in the preceding full twelve (12) months, calculated as of the effective date of the termination of the management agreement.  In such event, ARRM is obligated to pay a termination fee to SBBC (see discussion below) under the sub-management agreement.  In addition, if on expiration of the initial five-year term, SBBC elects to terminate the sub-management agreement, we will be obligated to make a final payment to SBBC of 6.16 times the annualized rate of the last three (3) monthly payments of the SBBC Base Management Fee, as such term is defined in the management agreement.

As of December 31, 2010, ARRM had been paid an aggregate of approximately $700,000 in management fees for services provided to us during 2010. There is no incentive compensation payable to ARRM pursuant to the management agreement.

Sub-Management Agreement

On November 6, 2009, ARRM entered into a sub-management agreement with Staton Bell Blank Check LLC ("SBBC"), an entity affiliated with Daniel C. Staton and Marc H. Bell.  Pursuant to the sub-management agreement, SBBC has agreed to provide certain services to ARRM. In exchange for such services, SBBC will receive a sub-management fee of 25% of the net management fee earned by ARRM under its management agreement with us.  The sub-management agreement will continue in effect until it is terminated in accordance with its terms.

If the sub-management is terminated upon expiration of the initial 5-year term of the management agreement at the election of SBBC, we will pay SBBC a final payment equal to 6.16 times the annualized rate of the last three (3) monthly payments to SBBC.  The sub-management agreement provides that if, during its term, ARRM or its affiliates manage certain other investment vehicles, including other REITs, ARRM will negotiate in good faith to provide SBBC the right to enter into a sub-management agreement on substantially the same terms as the sub-management agreement or an alternative arrangement reasonably acceptable to ARRM and SBBC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors, will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties.  Such transactions or loans, including any forgiveness of loans, will require prior approval by a majority of our disinterested independent directors or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel.  We will not enter into any such transaction unless our audit committee determines that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The compensation committee consists of Mr. Hollihan, Mr. Paperin and Mr. Guba, each of whom is an independent director. Mr. Hollihan chairs our compensation committee.  No member of the compensation committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure by us under Item 404 of Regulation S-K.  None of our executive officers serve as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board of Directors or compensation committee.

AUDIT COMMITTEE REPORT

Our audit committee oversees our financial reporting process on behalf of the Board, in accordance with the audit committee charter. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. Our independent registered public accounting firm, EisnerAmper, is responsible for expressing an opinion on the conformity of our audited financial statements with GAAP.

In fulfilling its oversight responsibilities, our audit committee reviewed with management and EisnerAmper the audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2010, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  Our audit committee also reviewed and discussed with management and EisnerAmper the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Controls and Procedures” included in the annual report on Form 10-K for the year ended December 31, 2010.

In reliance on the reviews and discussions referred to above, prior to the filing of our annual report on Form 10-K for the year ended December 31, 2010, with the SEC, the audit committee recommended to the Board (and the Board approved) that the audited financial statements be included in such annual report for filing with the SEC.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting. Members of the audit committee rely, without independent verification, on the information provided to them and on the representations made by management and discussions with the independent registered public accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB that the financial statements are presented in accordance with GAAP or that EisnerAmper is in fact “independent.”

Submitted by the audit committee of the Board of Directors:

Stewart J. Paperin (Chairman)

John P. Hollihan, III

Robert C. Hain

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, executive officers and persons who beneficially own 10% or more of our common stock file with the SEC initial reports of ownership and reports of changes in ownership of our stock and our other equity securities.  To our knowledge, based solely on a review of the copies of such reports furnished to us, during the year ended December 31, 2010, all such filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with.

PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO ARMOUR'S 2009 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 250,000 TO 2,000,000 SHARES

At the annual meeting, we are asking our stockholders to approve an amendment to the ARMOUR 2009 Stock Incentive Plan (the "Plan"), which would have the effect of increasing the aggregate number of shares of common stock authorized for issuance pursuant to the Plan from 250,000 to 2,000,000 shares.  Our Board has approved the amendment to the Plan.  The proposed Amended and Restated 2009 Stock Incentive Plan is attached to this proxy statement as Appendix A.

In connection with our business combination with Enterprise, we adopted the Plan to attract, retain and reward directors, officers and other employees, and other persons who provide services to us ("Eligible Individuals"). The Plan allows us to grant a variety of stock-based and cash-based awards to Eligible Individuals.

The Plan is administered by our compensation committee.  The compensation committee, appointed by the Board, has the full authority to administer and interpret the Plan, to authorize the granting of awards, to determine the eligibility to receive an award, to determine the number of shares of common stock to be covered by each award (subject to the limitations provided in the Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In connection with this authority, the compensation committee may, among other things, establish required periods of employment and/or performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. The compensation committee administering the Plan consists of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are is subject to Section 162(m) of the Code, qualify as an outside director for purposes of Section 162(m) of the Code, or, if no committee exists, the Board.

Available Shares

The Plan provides for grants of common stock, restricted shares of common stock, stock options, performance shares, performance units, stock appreciation rights and other equity-based and cash-based awards.  The Board initially allocated up to 250,000 shares to be available under the Plan. As of December 31, 2010, no awards had been made under the Plan.  However, in 2011 we began making equity-based awards under the Plan.  In the first three months of 2011, we granted a total of 192,500 shares of phantom stock, each of which vests equally over a quarterly period commencing on March 31, 2011 and ending on December 31, 2015.

We are now seeking stockholder approval to increase the aggregate number of shares of common stock authorized for issuance under the Plan from 250,000 to 2,000,000 shares.

The Plan allows for the Board to expand the types of awards available under the Plan.  The maximum number of shares that may underlie awards in any one year to any eligible person will be determined by the Board. If an award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.

Awards Under the Plan

Restricted Shares of Common Stock. A restricted share award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, the compensation committee may impose at the date of grant. Grants of restricted shares of common stock will be subject to vesting schedules as determined by the compensation committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the compensation committee may determine. Except to the extent restricted under the award agreement relating to the restricted shares of common stock, a participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends or distributions on the restricted shares of common stock. Such dividends and distributions, however, may be held in escrow until all restrictions on the underlying shares have lapsed. Although dividends may be paid on restricted shares of common stock, whether or not vested, at the same rate and on the same date as on shares of our common stock, holders of restricted shares of common stock are generally prohibited from selling such shares until they vest.

Stock Options and Stock Appreciation Rights. A stock option is a right to purchase a specified number of shares of our common stock at an exercise price established at the date of grant. Stock options granted may be either non−qualified stock options or incentive stock options (which are intended to qualify as "incentive stock options" within Section 422 of the Code). A stock appreciation right ("SAR") entitles the recipient to receive, upon surrender of the SAR, an amount of cash or number of shares of our common stock having a fair market value equal to the positive difference, if any, between the fair market value of one share of common stock on the date of exercise and the exercise price of the SAR. The compensation committee will specify at the time an option or SAR is granted when and in what proportions an option or SAR becomes vested and exercisable in accordance with the Plan.

Performance-Based Awards. The compensation committee may grant performance awards, which may be cash or equity based, including performance units and performance shares. Generally, performance awards require satisfaction of pre−established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted, becoming exercisable or settleable, or as a condition to accelerating the timing of such events. The compensation committee will set the performance goals used to determine the amount payable pursuant to a performance award.

Other Awards. The compensation committee may also award to certain eligible persons shares of our common stock, or phantom stock or other awards whose value is based, in whole or in part, on our common stock. Such awards may be in addition to any other awards made under the Plan, and subject to such other terms and restrictions as determined by the compensation committee in its discretion.

Change in Control

Upon a change in control, as defined in the Plan, the compensation committee may make certain adjustments which it, in its discretion, determines are necessary or appropriate in light of the change in control, these include, accelerating the vesting of some or all of the awards under the Plan, terminating all awards under the Plan (allowing for either the exercise of vested awards or a cash payment in lieu of vested awards), converting the awards to the right to receive proceeds in the event of liquidation, or a combination of any of the foregoing. In the event that the compensation committee does not terminate or convert an award upon a change in control, then the award shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

Our Board may amend, alter or discontinue the Plan but cannot take any action that would impair the rights of a participant without such participant's consent. To the extent necessary and desirable, the Board must obtain approval of our stockholders for any amendment that would:

•

other than through adjustment as provided in the Plan, increase the total number of shares of common stock reserved for issuance under the Plan;

•

change the class of persons eligible to participate in the Plan;

•

reprice any stock option awards under the Plan; or

•

otherwise require such approval.

The compensation committee may amend the terms of any award granted under the Plan, prospectively or retroactively, but generally may not impair the rights of any participant without his or her consent.

Recommendation of the Board of Directors

ARMOUR's Board of Directors unanimously recommends a vote “FOR” approval of an amendment to ARMOUR's 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 250,000 to 2,000,000 shares.

PROPOSAL 3 - RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

The audit committee of our Board of Directors has appointed EisnerAmper as our independent registered certified public accountants for the 2011 fiscal year.  The audit committee is responsible for the appointment, oversight and termination of our independent registered certified public accountants.  We are seeking the ratification of our stockholders of this appointment, although our audit committee is not bound by any stockholder action on this matter.

If the appointment of EisnerAmper as our independent registered certified public accountants is not ratified by our stockholders, the audit committee will reconsider its appointment, but may nevertheless retain EisnerAmper.  Also, even if the appointment of EisnerAmper as our independent registered certified public accountants is ratified by our stockholders, the audit committee may direct the appointment of a different independent auditor at any time during the year if the audit committee determines, in its discretion, that such a change would be in our best interests.  EisnerAmper has advised us that no partner or employee of EisnerAmper has any direct financial interest or any material indirect interest in ARMOUR other than receiving payment for its services as independent certified public accountants.  Representatives of EisnerAmper are expected to attend the annual meeting in person or telephonically, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Fees Paid to Independent Registered Certified Public Accountants

EisnerAmper served as our independent registered certified public accountants in fiscal years 2010 and 2009.  The following sets forth the aggregate fees billed to ARMOUR by EisnerAmper in fiscal years 2010 and 2009.

Audit Fees.   The aggregate fees for professional services rendered by EisnerAmper, our independent auditors, for the audits of our financial statements during the years 2010 and 2009 was approximately $420,205 and $89,000, respectively.

Audit-Related Fees.  Audit-related fees are for assurance and related services including, among others, consultation concerning financial accounting and reporting standards. There were no aggregate fees billed for audit-related services rendered by EisnerAmper for the years 2010 and 2009.

Tax Fees.  There were no fees paid for tax compliance, tax planning and tax advice rendered by EisnerAmper for the years 2010 and 2009.

All Other Fees.  There were no fees paid to Eisner for services other than audit services rendered by EisnerAmper during the years 2010 and 2009.

Recommendation of the Board of Directors

ARMOUR's Board of Directors recommends a vote “FOR” the ratification of EisnerAmper as our independent registered certified public accountants for the 2011 fiscal year.

STOCKHOLDER PROPOSAL DEADLINE

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2012 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  Stockholder proposals intended to be presented at the 2012 annual meeting of stockholders must be received by ARMOUR for inclusion in ARMOUR's proxy statement and form of proxy relating to that meeting by January 27, 2012.

OTHER MATTERS

The Board of Directors knows of no other matters to come before the stockholders’ meeting.  However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

By order of the Board of Directors,

Scott J. Ulm

Co-Chief Executive Officer and Vice Chairman

June 17, 2011

A copy of ARMOUR's annual report on Form 10-K for the fiscal year ended December 31, 2010, including the financial statements and the schedules thereto, but excluding exhibits thereto, which has been filed with the SEC will be made available without charge to interested stockholders upon written request to Scott J. Ulm, ARMOUR Residential REIT, Inc., 3001 Ocean Drive, Suite 201, Vero Beach, Florida  32963.

APPENDIX A

ARMOUR RESIDENTIAL REIT, INC.

AMENDED AND RESTATED

2009 STOCK INCENTIVE PLAN

(As proposed to be amended)

1.

ESTABLISHMENT, EFFECTIVE DATE AND TERM

ARMOUR Residential REIT, Inc., a Maryland corporation hereby establishes the ARMOUR Residential REIT, Inc. Amended and Restated 2009 Stock Incentive Plan.  The Effective Date of the Plan shall be the date that the Plan was approved by the Board in accordance with the laws of the State of Maryland or such later date as provided in the resolutions adopting the Plan; provided, however, that the shareholders of ARMOUR shall have approved this Plan within twelve months following such approval by the Board. Any Award issued under the Plan prior to the shareholders' approval of the Plan shall be contingent on such approval.

2.

PURPOSE

The purpose of the Plan is to enable ARMOUR to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in ARMOUR and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of ARMOUR.

3.

ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.

ADMINISTRATION

(a)

Committee.  The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder.  The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion.  The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

(b)

Delegation to Officers or Employees.  The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan.  The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law.

(c)

Designation of Advisors.  The Committee may designate professional advisors to assist the Committee in the administration of the Plan.  The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent.  The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d)

Participants Outside the U.S.  In order to  conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e)

Liability and Indemnification.  No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder.  The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of ARMOUR, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder.  Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or Bylaws of ARMOUR.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual's own fraud or bad faith.

5.

SHARES OF COMMON STOCK SUBJECT TO PLAN

(a)

Shares Available for Awards.  The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock.  The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be two million (2,000,000) shares.

(b)

Certain Limitations on Specific Types of Awards.  The granting of Awards under this Plan shall be subject to the following limitations:

(i)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two million (2,000,000) of such shares may be subject to grants of Incentive Stock Options;

(ii)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two million (2,000,000) of such shares may be issued in connection with Awards, other than Stock Options and Stock Appreciation Rights, that are settled in Common Stock;

(iii)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two million (2,000,000) of such shares may be subject to grants of Options or Stock Appreciation Rights to any one Eligible Individual during any one fiscal year;

(iv)

With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of two million (2,000,000) of such shares may be subject to grants of Performance Shares, Restricted Stock, and Awards of Common Stock to any one Eligible Individual during any one fiscal year; and

(v)

The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be one million dollars ($1,000,000).

(c)

Reduction of Shares Available for Awards.  Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i)

In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii)

In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii)

Awards settled in cash shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(d)

Cancelled, Forfeited, or Surrendered Awards.  Notwithstanding anything to the contrary in this Plan, if any Award is cancelled,  forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award, other than a Stock Appreciation Right,  which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan.  Any Common Stock subject to a Stock Appreciation Right which is not issued upon settling such Stock Appreciation Right shall be available for future Awards granted under the Plan.

(e)

Recapitalization.  If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of ARMOUR by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of ARMOUR or other increase or decrease in such shares effected without receipt of consideration by ARMOUR occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and kind of shares of Common Stock available under the Plan, (ii) the aggregate limit of the number of shares of Common Stock that may be granted pursuant to an Incentive Stock Option, (iii) the aggregate limit of the number of shares of Common Stock that may be issued in connection with Awards, other than Stock Options and Stock Appreciation Rights, that are settled in Common Stock, (iv) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year, (v) the calculation of the reduction or increase of shares of Common Stock available under the Plan, (vi) the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; and/or (vii) the Exercise Price of outstanding Options granted under the Plan.  No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(e), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.  Any adjustments made under this Section 5(e) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.

OPTIONS

(a)

Grant of Options.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion.  Each grant of an Option shall satisfy the requirements set forth in this Section.

(b)

Type of Options.  Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option.  Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee.  In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c)

Exercise Price.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d)

Limitation on Repricing.  Unless such action is approved by ARMOUR's shareholders in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price lower than the then-current Exercise Price of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments to the Exercise Price pursuant to Sections 5(e) and 11).

(e)

Limitation on Option Period.  Subject to the limitations set forth in the Plan relating to Incentive Stock Options and unless otherwise provided by the Committee, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option.  In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(f)

Limitations on Incentive Stock Options.  Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i)

Limitation on Grants.  Incentive Stock Options may only be granted to Section 424 Employees.  The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.  Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii)

Minimum Exercise Price.  In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iii)

Ten Percent Shareholder.  Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of ARMOUR, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(g)

Vesting Schedule and Conditions.  No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto or in the Plan.

(h)

Exercise.  When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions.  The Participant shall deliver to ARMOUR a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan.  Unless otherwise provided by the Committee, said notice must be delivered to ARMOUR at its principal office and addressed to the attention of Chief Financial Officer.  An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(i)

Payment.  Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i)

by cash, certified or cashier’s check, bank draft or money order;

(ii)

through the delivery to ARMOUR of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to ARMOUR's earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in ARMOUR incurring any liability under Section 16(b) of the Exchange Act;

(iii)

through a "cashless exercise sale and remittance procedure" pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to ARMOUR, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (B) to ARMOUR to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or

(iv)

by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit.

(j)

Termination of Employment, Disability or Death.  Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant's outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph.  Upon such termination, the Participant's unvested Options shall expire.  Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and or (ii) a Participant or the Participant's estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms.  Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i)

Termination for Reason Other Than Cause, Disability or Death.  If a Participant's termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii)

Disability.  If a Participant's termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant's estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant's death, but in no event after the termination of the Option pursuant to its terms.

(iii)

Death.  If a Participant dies while in the employment or other service of the Company, the Participant's estate or the devisee named in the Participant's valid last will and testament or the Participant's heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant's death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant's death.

(iv)

Termination for Cause.  In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.

STOCK APPRECIATION RIGHTS

(a)

 Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion.  Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b)

 Terms and Conditions of Stock Appreciation Rights.  Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c)

 Exercise of Stock Appreciation Rights.  Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the Chief Financial Officer of ARMOUR, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d)

 Payment of Stock Appreciation Right.  Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion.  The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation

Rights are then being exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.

RESTRICTED STOCK

(a)

Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion.  Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b)

Restrictions.  The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Shares of Restricted Stock subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(d).

(c)

Certificates and Certificate Legend.  With respect to a grant of Restricted Stock, ARMOUR may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire.  ARMOUR may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions.  In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in The ARMOUR Residential REIT, Inc. 2009 Stock Incentive Plan (the "Plan"), and in an Agreement entered into by and between the registered owner of such shares and the ARMOUR Residential REIT, Inc. (the "Company"), dated _____________ (the "Award Agreement").  A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company."

(d)

Removal of Restrictions.  Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions.  Once the shares of  Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions, if any, held in escrow by the Company with respect to such Restricted Stock.

(e)

Shareholder Rights.  Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held.  If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.  Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed.

(f)

Termination of Service.  Unless otherwise provided in a Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by ARMOUR with respect to such Restricted Stock shall be forfeited immediately and returned to the Company.  Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(e) as if such grants of Restricted Stock were Awards of Performance Shares.  Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

9.

PERFORMANCE SHARES AND PERFORMANCE UNITS

(a)

Grant of Performance Shares and Performance Units.  Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and

Performance Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion.  Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b)

Performance Goals.  Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, ARMOUR's enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, ARMOUR's after-tax or pre-tax profits including, without limitation, that attributable to ARMOUR's continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, ARMOUR's operational cash flow or  working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, ARMOUR's operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of ARMOUR's long-term or short-term public or private debt or other similar financial obligations of ARMOUR, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from ARMOUR's continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, ARMOUR's net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, ARMOUR's return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, ARMOUR's after-tax or pre-tax return on shareholder equity; (x) the attainment of certain target levels in the fair market value of ARMOUR's Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; (xii) successful  mergers, acquisitions of other companies or assets and any cost savings or synergies associated therewith and/or (xiii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization).  In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of ARMOUR of specified levels of performance under one or more of the measures described above.  Further, the Performance Goals may be based upon the attainment by ARMOUR (or a subsidiary, division, facility or other operational unit of ARMOUR) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations.  With respect to Awards intended to qualify as performance-based compensation under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c)

Terms and Conditions of Performance Shares and Performance Units.  The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion.  The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder.  Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical.  Unless otherwise provided in an Award Agreement, the Participants' rights as a shareholder in Performance Shares shall be substantially identical to the terms and conditions that would have been applicable under Section 8 above if the Performance Shares were Restricted Stock.  Unless otherwise provided in an Award Agreement, a holder of Performance Units is not e ntitled to the rights of a holder of our Common Stock.  No payments shall be made with respect to unvested Performance Shares and Performance Units.

(d)

Determination and Payment of Performance Units or Performance Shares Earned.  As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing.  On the last day of the second month following the end of the calendar year in which the Committee has certified the results in writing, the amounts payable or distributable with respect to Performance Shares or Performance Units shall be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable).  Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof.  For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance  Units to be payable.

(e)

Termination of Employment.  Unless otherwise provided in an Award Agreement, if a Participant's employment or other service with the Company terminates for any reason, all of the Participant's outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i)

Termination for Reason Other Than Death or Disability.  If a Participant's employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii)

Termination of Employment for Death or Disability.  If a Participant's employment or other service with the Company terminates by reason of the Participant's death or Disability prior to the end of a Performance Period, the Participant, or the Participant's estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant's outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

10.

OTHER AWARDS

Awards of shares of Common Stock, phantom stock, restricted stock units and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee.  Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual.  In addition, such awards may be made alone or in addition to or in connection with any other Award granted hereunder.  The Committee may determine the terms and conditions of any such award.  Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

11.

CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of ARMOUR, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv)  provide that, in connection with a liquidation or dissolution of ARMOUR, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing.  In the event that the Committee does not terminate or convert an Award upon a Change in Control of ARMOUR, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

12.

CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the

Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant employed by such entity or business unit as terminated if such Participant is not employed by ARMOUR or any entity that is a part of the Company immediately after such event.

13.

REQUIREMENTS OF LAW

(a)

Violations of Law.  The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations.  Any determination in this connection by the Committee shall be final, binding, and conclusive.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b)

Registration.  At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto.  In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant's exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent.  Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion.  The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate.  The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c)

Withholding.  The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of the minimum amount of  taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person's wages or compensation due to such person; or (iv)  requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d)

Governing Law.  The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

14.

GENERAL PROVISIONS

(a)

Award Agreements.  All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement.  Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters).  The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b)

Purchase Price.  To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c)

Dividends and Dividend Equivalents.  Except as provided by the Committee in its sole and absolute discretion or as otherwise provided in Section 5 (e) and subject to Section 8(e) and 9(c) of the Plan, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Commons Stock covered by an Award which has not vested or an Option.  The Committee in its absolute and sole discretion may credit a Participant's Award with Dividend Equivalents with respect to any Awards.  To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts.  The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent that the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).

(d)

Deferral of Awards.  The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine.  The Committee shall not permit the deferral of an Award unless counsel for ARMOUR determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code.  If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e)

Prospective Employees.  Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f)

Issuance of Certificates; Shareholder Rights.  ARMOUR shall deliver to the Participant a certificate evidencing the Participant's ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares.  A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g)

Transferability of Awards.  A Participant may not Transfer an Award other than by will or the laws of descent and distribution.  Awards may be exercised during the Participant's lifetime only by the Participant.  No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person.  Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award.  Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant's "family member" as such term is defined in the Form 8-A Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee.  In such case, such Award shall be exercisable only by the transferee approved of by the Committee.  To the extent that the Committee permits the Transfer of an Incentive Stock Option to a "family member", so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h)

Buyout and Settlement Provisions.  Except as prohibited in Section 6(e) of the Plan, the Committee may at any time on behalf of ARMOUR offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i)

Use of Proceeds.  The proceeds received by ARMOUR from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of ARMOUR.

(j)

Modification or Substitution of an Award.  Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards.  Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant's consent.

The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award.  Notwithstanding the foregoing, without the approval of the shareholders of ARMOUR in accordance with applicable law, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 12.

(k)

Amendment and Termination of Plan.  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the shareholders of ARMOUR in accordance with applicable law and the Articles of Incorporation and Bylaws of ARMOUR shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan: (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 12 hereof): (iii) the approval of which is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the shareholders of ARMOUR must approve an action to be undertaken under the Plan.  Except as permitted under Section 5 or Section 12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan.  Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l)

Section 409A of the Code. The Plan is intended not to provide for deferral of compensation for purposes of Section 409A of the Code, by means of complying with Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5) of the final Treasury regulations issued under Section 409A of the Code. The provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5) of the final Treasury regulations issued under Section 409A of the Code and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

In the event that following the application of the immediately preceding paragraph, any Award is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder are incorporated herein by reference to the extent necessary for any Award that is subject Section 409A of the Code to comply therewith. In such event, the provisions of the Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and the Plan shall be operated accordingly.  If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

Notwithstanding any other provisions of the Plan, the Company does not guarantee to any Participant or any other person that any Award intended to be exempt from Section 409A of the Code shall be so exempt, nor that any Award intended to comply with Section 409A of the Code shall so comply, nor will the Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

(m)

Notification of 83(b) Election.  If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify the Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n)

Detrimental Activity.  All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 14(n) if the Participant engages in any Detrimental Activity.  To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award.  Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 14(n) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(o)

Disclaimer of Rights.  No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company.  The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p)

Unfunded Status of Plan.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation.  With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q)

Nonexclusivity of Plan.  The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(r)

Other Benefits.  No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant's level of compensation.

(s)

Headings.  The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t)

Pronouns.  The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u)

Successors and Assigns.  The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant's estate, devisee, or heir at law.

(v)

Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w)

Notices.  Unless otherwise provided by the Committee, any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to ARMOUR, to its principal place of business, attention: Chief Financial Officer, ARMOUR Residential REIT, Inc., and if to the holder of an Award, to the address as appearing on the records of the Company.

APPENDIX A

APPENDIX A

DEFINITIONS

"ARMOUR" means ARMOUR Residential REIT, Inc., a Maryland Corporation, including any successor thereto by merger, consolidation, acquisition or otherwise.

"Award" means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

"Award Agreement" means a written agreement entered into by ARMOUR and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

"Board" means the board of directors of ARMOUR.

"Cause" means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant's duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement.  The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

"Change in Control" shall be deemed to occur upon:

(a)

any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than ARMOUR, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of ARMOUR in substantially the same proportions as their ownership of common stock of ARMOUR), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of ARMOUR representing thirty percent (30%) or more of the combined voting power of ARMOUR's then outstanding securities;

(b)

during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by ARMOUR's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c)

a merger, consolidation, reorganization, or other business combination of ARMOUR with any other entity, other than a merger or consolidation which would result in the voting securities of ARMOUR outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of ARMOUR or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of ARMOUR (or similar transaction) in which no person acquires thirty percent (30%) or more of the combined voting power of ARMOUR's then outstanding securities shall not constitute a Change in Control; or

(d)

the shareholders of ARMOUR approve a plan of complete liquidation of ARMOUR or the consummation of the sale or disposition by ARMOUR of all or substantially all of ARMOUR's assets other than (x) the sale or disposition of all or substantially all of the assets of ARMOUR to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of ARMOUR at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of ARMOUR.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term "Change in Control" shall have the meaning ascribed to the phrase "Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation" under Treasury Department Regulation 1.409A-3(i)(5), as revised from time to time, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

"Change in Control Price" means the price per share of Common Stock paid in any transaction related to a Change in Control of ARMOUR.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 under the Exchange Act, and as an "outside director" for purposes of Code Section 162(m).  If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee.  Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

"Common Stock" means the common stock, par value $0.001 per share, of ARMOUR.

"Company" means ARMOUR, the subsidiaries of ARMOUR, and all other entities whose financial statements are required to be consolidated with the financial statements of ARMOUR pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of ARMOUR as determined by the Committee in its sole and absolute discretion.

"Covered Employee" means "covered employee" as defined in Code Section 162(m)(3).

"Covered Individual" means any current or former member of the Committee, any current or former officer or director of the Company, or any individual designated pursuant to Section 4(c).

"Detrimental Activity" means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant's employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant's Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company.  For purposes of subparagraph (i) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

"Disability" means a "permanent and total disability" within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement.  The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

"Disparagement" means making any comments or statements to the press, the Company's employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

"Dividend Equivalents" means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

"Effective Date" shall mean the date that the Plan was approved by the shareholders of ARMOUR in accordance with the laws of the State of Maryland or such later date as provided in the resolutions adopting the Plan.

"Eligible Individual" means any employee, officer, director (employee or non-employee director) or consultant of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company, provided, however,  that for purposes of granting Options and Stock Appreciation Rights there shall be excluded from the definition of Eligible Individual any individual performing services for the Company, who does not perform services for ARMOUR or any other entity with respect which Common Stock is "service recipient stock" as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the purchase price per share of each share of Common Stock subject to an Award.

"Fair Market Value" means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded.  If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

"Grant Date" means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

"Incentive Stock Option" means an "incentive stock option" within the meaning of Code Section 422.

"Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

"Option" means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

"Participant" means any Eligible Individual who holds an Award under the Plan and any of such individual's successors or permitted assigns.

"Performance Goals" means the specified performance goals which have been established by the Committee in connection with an Award.

"Performance Period" means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

"Performance Share" means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

"Performance Unit" means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

"Person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or subsidiary of ARMOUR.

"Plan" means this ARMOUR Residential REIT, Inc. Amended and Restated 2009 Stock Incentive Plan.

"Prospective Employee" means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual, provided, however,  that for purposes of granting Options and Stock Appreciation Rights there shall be excluded for the definition of Prospective Employee any individual who does commit to perform services for ARMOUR or any other entity with respect which Common Stock is "service recipient stock" as such term is defined for purposes of the Treasury regulations promulgated under Section 409A of the Code.

"Restricted Stock" means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

"Section 424 Employee" means an employee of ARMOUR or any "subsidiary corporation" or "parent corporation" as such terms are defined in and in accordance with Code Section 424.  The term "Section 424 Employee" also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

"Stock Appreciation Right" means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

"Transfer" means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.

ARMOUR RESIDENTIAL REIT, INC.

ANNUAL MEETING OF STOCKHOLDERS

JULY 18, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS OF ARMOUR RESIDENTIAL REIT, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN OR, IF NO DIRECTION IS MADE, WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED HEREIN.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

The undersigned stockholder of ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), having read the Notice of Annual Meeting of Stockholders and the proxy statement dated June 17, 2011, receipt of which are hereby acknowledged, revoking all prior proxies, hereby appoints Scott J. Ulm and Jeffrey J. Zimmer, or either of them, with the full power and authority to act as proxy of the undersigned and with full power of substitution, to vote all shares of common stock which the undersigned may be entitled to vote at the special meeting of stockholders of ARMOUR to be held at the Boston Marriott Quincy, 1000 Marriott Drive, Quincy, Massachusetts 02169 at 12:30 p.m. Eastern time, on July 18, 2011, and at any adjournment or postponement thereof, on the matters set forth in this proxy and described in the proxy statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments or postponements thereof:

(1)         Proposa1 1 — To re-elect nine (9) directors to the ARMOUR Board of Directors as listed below to serve until ARMOUR's next annual meeting:

Scott J. Ulm
Jeffrey J. Zimmer
Daniel C. Staton
Marc H. Bell
Thomas K. Guba
John P. Hollihan, III
Stewart J. Paperin
Jordan Zimmerman
Robert C. Hain

□ FOR All Nominees	□ WITHHELD As to All Nominees

To withhold your vote for any individual nominee, draw a line through that nominee’s name above.

(2)        Proposal 2 — To approve an amendment to ARMOUR’s 2009 Stock Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder from 250,000 to 2,000,000 shares.

□ FOR	□ AGAINST	□ ABSTAIN

(3)        Proposal 3 — To ratify the appointment of EisnerAmper LLP as ARMOUR's independent registered certified public accountants for the fiscal year 2011.

□ FOR	□ AGAINST	□ ABSTAIN

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date